EXHIBIT 4.1


COMMON SHARES                                                      COMMON SHARES

   NUMBER                         SPECTRA SCIENCE                      SHARES

    2919
              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 894760E 202
THIS CERTIFIES THAT


                                    SPECIMEN


IS THE OWNER AND REGISTRAR HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF TWENTY FIVE CENTS ($.25) EACH OF
                              SPECTRASCIENCE, INC
TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.
     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS.
Dated:




                                            /s/ Brian T. McMahon
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
(MINNEAPOLIS, MINNESOTA) TRANSFER AGENT AND REGISTRAR

BY                                      AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be constituted as though they were written out in full according to applicable laws of regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties

SC TEN - as joint tenants with right of
         survivorship and not as tenants in
         common

UNIF GIFT MIN ACT - _____________Custodian____________
                     (Cust)                 (Minor)
                    under Uniform Transfers to Minors
                    Act ________ _____________________
                                       (State)
UNIF TRF MIN ACT -  _________Custodian (until age ___)
                     (Cust)
                    ___________under Uniform Transfers
                    to Minors Act_____________________
                                        (State)



    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[                                       ]
________________________________________________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES:

DATED                                        ___________________________________

                                             ___________________________________
                                     NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED



By______________________________________________________